                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                            VARITRONIC SYSTEMS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 29, 1996
                                       BY

                              VSI ACQUISITION CO.
             AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF W.H. BRADY CO.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, MILWAUKEE TIME (CENTRAL TIME), ON THURSDAY, MARCH 28, 1996, UNLESS EXTENDED.
                        THE DEPOSITARY FOR THE OFFER IS:
                             FIRSTAR TRUST COMPANY

         By Mail:                   By Hand:                   By Hand:             By Overnight Courier:
   Firstar Trust Company      Firstar Trust Company      Firstar Trust Company      Firstar Trust Company
         Box 2077            615 E. Michigan Street      c/o IBJ Schroder Bank     615 E. Michigan Street
    Milwaukee, WI 53201             4th Floor               & Trust Company          Milwaukee, WI 53202
                               Milwaukee, WI 53202      Subcellar 1, One State
                                                                Street
                                                          New York, NY 10004

                                    Facsimile For Eligible Institutions:
                                               (414) 276-4226

                                            To Confirm Fax Only:
                                               (414) 287-3905

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IN ORDER TO TENDER SHARES YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF NECESSARY, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES ARE TO BE FORWARDED HEREWITH OR IF DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE DEPOSITORY TRUST COMPANY ("DTC") (THE "BOOK-ENTRY TRANSFER FACILITIES") PURSUANT TO THE PROCEDURES SET FORTH IN
SECTION 3 OF THE OFFER TO PURCHASE. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. SEE SECTION 3 OF THE OFFER TO PURCHASE.

     SHAREHOLDERS WHOSE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR CERTIFICATES OR DELIVER CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF THEIR SHARES INTO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY ("BOOK-ENTRY CONFIRMATION") AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW) MUST TENDER THEIR SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. SEE INSTRUCTION 2.

                      The Dealer Manager for the Offer is:

                             ROBERT W. BAIRD & CO.
                                   INCORPORATED

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARE(S) TENDERED
                     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                        (ATTACH ADDITIONAL SIGNED
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))            SCHEDULE IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL NUMBER OF
                                                                                                             SHARES
                                                                                          CERTIFICATE    REPRESENTED BY
                                                                                           NUMBER(S)*   CERTIFICATE(S)*
                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------
                                                                                                  TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by shareholders who tender by book-entry transfer, if applicable.
  ** Unless otherwise indicated, it will be assumed that all shares evidenced by any certificates delivered to the
     Depositary are being tendered.
     See Instruction 4.
------------------------------------------------------------------------------------------------------------------------


                                             DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------

                     NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))
------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES
                                                                                             TENDERED**
                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------

                                                                                        --------------------------------

------------------------------------------------------------------------------------------------------------------------

   * Need not be completed by shareholders who tender by book-entry transfer, if applica
  ** Unless otherwise indicated, it will be assumed that all shares evidenced by any cer
     Depositary are being tendered.
     See Instruction 4.
------------------------------------------------------------------------------------------------------------------------


/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of the Tendering Institution
                                 -----------------------------------------------

/ / DTC

Account Number                       Transaction Code Number
              ----------------------                        --------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s) and Tendering Shareholder
                                                        ------------------------
Window Ticket Number (if any)
                             ---------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------
Name of Institution Which Guaranteed Delivery
                                             -----------------------------------

If delivery is by book-entry transfer, check box:

     / / DTC

Account Number                        Transaction Code Number
              -----------------------                        --------------

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     The undersigned hereby tenders to VSI Acquisition Co., a Minnesota corporation (the "Offeror") and an indirect wholly-owned subsidiary of W.H. Brady Co., a Wisconsin corporation ("Brady"), the shares of common stock, par value $.01 per share (the "Shares"), of Varitronic Systems, Inc., a Minnesota corporation (the "Company"), pursuant to the Offeror's offer to purchase all of the outstanding Shares at a purchase price of $17.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offeror's Offer to Purchase, dated February 29, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer, and subject to acceptance for payment of the Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all non-cash dividends, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after February 27, 1996 (collectively, the "Distributions"). The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares and Distributions, or transfer ownership of such Shares and Distributions on the account books maintained by a Book-Entry Transfer Facility together with all accompanying evidences of transfer and authenticity to or upon the order of the Offeror upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares and Distributions for transfer on the Company's books and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Distributions, all in accordance with the terms of the Offer.

     The name(s) and address(es) of the registered owner(s) should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and any Distributions, and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and any Distributions.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Katherine M. Hudson, Donald P. DeLuca and Peter J. Lettenberger, and each of them, or any of them, or any other designees of the Offeror, as the attorneys and proxies of the undersigned, with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, and otherwise to act (including pursuant to written consent) with respect to all of the Shares and Distributions tendered hereby which have been purchased by the Offeror prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting (whether annual or special and whether or not adjourned) of the Company's shareholders, or consent in lieu of any such meeting, or otherwise and with respect to any and all rights. This appointment is effective upon the purchase of such Shares and Distributions by the Offeror in accordance with the terms of the Offer. This proxy is irrevocable and is granted in consideration of the purchase of such Shares and Distributions. Such purchase shall revoke all prior proxies given by the undersigned at any time with respect to such Shares and no subsequent proxies may be given (and if given will be deemed not to be effective) by the undersigned with respect thereto. In order for Shares to be deemed validly tendered, immediately upon the Offeror's acceptance for payment of such Shares, the Offeror must be able to exercise full voting rights with respect to such Shares and Distributions, including voting at any meeting.

     A tender of Shares pursuant to any one of the procedures set forth in
Section 3 of the Offer to Purchase will constitute the tendering shareholder's acceptance of the terms and conditions of the Offer, as well as the tendering shareholder's representation and warranty that (i) such shareholder owns the Shares being tendered within the meaning of Rule 10b-4 promulgated under the Securities Exchange Act of 1934 and (ii) the tender of such Shares complies with Rule 10b-4. The Offeror's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering shareholder and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Shares not tendered or not accepted for payment in the name of the registered holder appearing under "Description of Shares Tendered," Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address of the registered holder appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Shares not so tendered or accepted for payment in the name(s) of, and deliver said check and/or return such Shares to, the person or persons so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Offeror does not accept for payment any of the Shares so tendered.

---------------------------------------------------------------
---------------------------------------------------------------
      SPECIAL PAYMENT INSTRUCTIONS
     (SEE INSTRUCTIONS 3, 5 AND 6)
      To be completed ONLY if
 certificates for Shares not tendered
 or not purchased and/or the check for
 the purchase price of Shares purchased
 are to be issued in the name of
 someone other than the undersigned, or
 if Shares delivered by book-entry
 transfer which are not purchased are
 to be returned by credit to an account
 maintained at the Book-Entry Transfer
 Facility, other than the account
 indicated herein.
 Issue check and/or certificates to:

 Name:

       --------------------------------
                (PLEASE PRINT)

 Address:
          -----------------------------

 --------------------------------------

 --------------------------------------
           (INCLUDE ZIP CODE)

 --------------------------------------
 TAX IDENTIFICATION OR SOCIAL SECURITY
                  NO.
   (SEE SUBSTITUTE FORM W-9 INCLUDED
                HEREIN.)
 / / Credit unpurchased Shares
     delivered by book-entry transfer
     to the Book-Entry Transfer
     Facility account set forth below:

 / / DTC

 --------------------------------------
          (DTC ACCOUNT NUMBER)
---------------------------------------------------------------
---------------------------------------------------------------
                                             SPECIAL DELIVERY INSTRUCTIONS
                                             (SEE INSTRUCTIONS 3, 5 AND 6)
                                              To be completed ONLY if
                                         certificates for Shares not tendered
                                         or not purchased and/or the check for
                                         the purchase price of Shares purchased
                                         are to be sent to someone other than
                                         the undersigned or to the undersigned
                                         at an address other than that shown
                                         under "Description of Shares
                                         Tendered."

                                         Send check and/or certificates to:

                                         Name:

                                            -----------------------------------
                                                      (PLEASE PRINT)
                                         Address:
                                                 ------------------------------

                                         --------------------------------------
                                                   (INCLUDE ZIP CODE)






                                         --------------------------------------
                                          TAX IDENTIFICATION NUMBER OR SOCIAL
                                                      SECURITY NO.
                                           (SEE SUBSTITUTE FORM W-9 INCLUDED
                                                        HEREIN.)

--------------------------------------------------------------------------------

                SHAREHOLDER SIGN HERE IN ORDER TO TENDER SHARES
              (Also Complete Substitute Form W-9 included herein)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

 Dated:
        ------------------------- , 1996

      Must be signed by the registered holder(s) exactly as name(s) appears on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5.

 Name(s):
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                             (Please Type or Print)

 Capacity (full title):
                       --------------------------------------------------------

                              (See Instruction 5)

 Address:
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                   (Zip Code)

 Area Code and Telephone Number:
                                -----------------------------------------------

 Tax Identification or Social Security Number:
                                              ---------------------------------

                 SIGNATURE(S) GUARANTEE BY ELIGIBLE INSTRUCTION
                   (If Required -- See Instructions 1 and 5)

 Authorized Signature(s):
                         ------------------------------------------------------

 Name(s):
         ----------------------------------------------------------------------
                             (Please Type or Print)

 Title:
       ------------------------------------------------------------------------

 Name of Firm:
              -----------------------------------------------------------------

 Address:
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                   (Zip Code)

 Area Code and Telephone Number:
                                -----------------------------------------------

 Dated:
       -------------------------------- , 1996

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

 THE FOLLOWING INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) which term, for purposes of this document, shall include any participant in any of the Book-Entry Transfer Facility systems whose name appears on a security position listing as the owner of Shares tendered herewith and payment is to be made directly to such registered holder unless such holder has completed either the box entitled ("Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein) or (ii) if such Shares are tendered for the account of a member firm of any registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. The Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or any Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary on or prior to the Expiration Date and (iii) the certificates for all physically tendered Shares or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. If certificates for Shares are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     3. Stock Transfer Taxes. Except as set forth in this Instruction 3, no stock transfer tax stamps or funds to cover such stamps need accompany this instrument. Any stock transfer taxes applicable to the transfer and sale to the Offeror will be paid by or on behalf of the Offeror. If payment of the purchase price is to be made to an assignee of the registered holder, or if deposited share certificates are not registered in the name of the person signing this Letter of Transmittal, the amount of any stock transfer taxes on account of the transfer to such assignee or such person will be deducted from the purchase price if evidence of the payment of such tax, or exemption therefrom, is not submitted.

     4. Signatures (not applicable to shareholders who tender by book-entry transfer). If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required. If, however, the certificates for Shares not tendered are to be issued to a person other than the registered owner(s), then endorsement of certificate(s) transmitted hereby or separate stock powers are required.

     5. Guarantee by Eligible Institution. If this Letter of Transmittal or any certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, partners of a partnership, officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by a person other than the registered owner of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     No signature guarantee is required for certificates or stock powers by this Instruction 5 if (i) this Letter of Transmittal is signed by the registered holder of Shares tendered herewith and payment is to be made directly to such registered holder or (ii) such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     7. Method of Delivery of Letter of Transmittal and Certificates. The method of delivery of this Letter of Transmittal, the share certificates and any other required documents is at the option and risk of the tendering shareholder and, except as otherwise provided in Instruction 2 above, the delivery will be deemed made only when actually received by the Depositary. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. For those shareholders who desire to tender by mail, an envelope addressed to the Depositary is enclosed.

     8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted.

     9. Inadequate Space. If the space provided on the front page of this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule to be affixed hereto.

     10. Waiver of Conditions. The conditions of the Offer may be waived by the Offeror, in whole or in part, at any time and from time to time in the Offeror's sole discretion, in the case of any Shares tendered.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Georgeson & Company Inc. (the "Information Agent") or the Dealer Manager as set forth below.

     12. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, and to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the tendering shareholder to thirty-one percent federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold thirty-one percent (31%) on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     IMPORTANT: This Letter of Transmittal (or a facsimile thereof), together with certificates or confirmation of book-entry transfer and all other required documents, must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under the federal tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his social security number. If the Depositary is provided with an incorrect TIN, the shareholder may be subject to a $500 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.) See the enclosed Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold thirty-one percent (31%) of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number) and that (i) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                      PAYOR'S NAME: FIRSTAR TRUST COMPANY


------------------------------------------------------------------------------------------------------------
            SUBSTITUTE                                                          Social Security Number
             FORM W-9                PART 1--PLEASE PROVIDE YOUR TIN IN    OR
                                     THE BOX AT RIGHT AND CERTIFY BY         -------------------------------
        PAYORS REQUEST FOR           SIGNING AND DATING BELOW.                 Employer Identification
     TAXPAYER IDENTIFICATION                                                            Number
                                     -----------------------------------------------------------------------
                                     PART 2--CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING
                                     UNDER THE PROVISIONS OF SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE
           NUMBER (TIN)              BECAUSE (1) YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP
                                     WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS
    DEPARTMENT OF THE TREASURY
     INTERNAL REVENUE SERVICE        OR (2) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER
                                     SUBJECT TO BACKUP WITHHOLDING. / /
                                     -----------------------------------------------------------------------
                                     CERTIFICATION--UNDER THE PENALTIES
                                     OF PERJURY, I CERTIFY THAT THE              PART 3--AWAITING TIN
                                     INFORMATION PROVIDED ON THIS FORM
                                     IS TRUE, CORRECT AND COMPLETE.                      / /

                                     SIGNATURE
                                              ----------------------
                                     DATE
                                         ---------------------------
                                     ADDRESS
                                            ------------------------

--------------------------------------------------------------------------------

SEE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF THIRTY-ONE PERCENT (31%) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, thirty-one percent (31%) of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE                                         DATE
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                    The Information Agent for the Offer is:

                            (LOGO)Wall Street Plaza
                            New York, New York 10005

                       Bankers and Brokers call collect:
                                 (212) 440-9800

                           All Others Call Toll-Free:
                                 1-800-223-2064